[The American Funds Group(r)]

FUNDAMENTAL
INVESTORS

IDEAS MAKE THE DIFFERENCE
A 20-YEAR PERSPECTIVE

[illustration: abstract art depicting person looking through binoculars in a grove of trees]

1998
Annual Report
For the Year Ended December 31


Fundamental Investors(SM) seeks long-term growth of capital and income primarily through investments in common stocks.

Fundamental Investors is one of the 28 mutual funds in The American Funds Group(r), managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

FUNDAMENTAL INVESTORS' RESULTS COMPARED TO ITS COMPETITION

Average Annual               One Year    Five Years   10 Years    Lifetime*
Returns

Fundamental Investors
with dividends reinvested)   + 16.72%    + 19.26%     + 17.31%    + 16.51%

Lipper Growth & Income
Funds Index**                + 13.58     + 17.83      + 15.54     + 15.45

*Since Capital Research and Management Company began managing the fund on 8/1/78.

**Tracks 30 of the largest U.S. growth-and-income funds. The index reflects reinvested dividends.



20 YEARS OF FUNDAMENTAL INVESTORS RETURNS

              Capital          Income          Total
              Return           Return          Return

1978/1/       (5.1)%           2.3%            (2.8)%
1979          10.7             4.6             15.3
1980          15.6             5.7             21.3
1981          (6.4)            5.2             (1.2)
1982          27.9             6.1             34.0
1983          21.6             4.5             26.1
1984          2.4              3.4             5.8
1985          26.7             3.5             30.2
1986          19.0             3.0             22.0
1987          0.9              2.9             3.8
1988          12.4             3.6             16.0
1989          24.3             4.3             28.6
1990          (9.2)            3.0             (6.2)
1991          27.5             2.8             30.3
1992          7.8              2.4             10.2
1993          15.7             2.5             18.2
1994          (1.2)            2.5             1.3
1995          31.9             2.3             34.2
1996          18.2             1.8             20.0
1997          25.0             1.7             26.7
1998          15.2             1.5             16.7


10-year average annual compound rate of return   +17.3%
10-year total return                             +393.5%
Lifetime total return (since 8/1/78)             +2,165.7%

/1/Not a full year (8/1/78-12/31/78)

Total return measures both capital results (changes in net asset value) and income return (from income dividends), assuming reinvestment of all dividends and capital gain distributions.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 1.25%.

FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.



FELLOW SHAREHOLDERS:

In the 20th year since Capital Research and Management Company took over the management of Fundamental Investors, the fund recorded another double digit return. The value of an investment in the fund increased 16.7% in 1998 if you reinvested dividends and capital gain distributions.

As in the past, we continued to pay four quarterly dividends, each worth 10 cents a share. This represented an income return of 1.5%. The capital gain distributions paid in February and December totaled $2.59 a share.

Over its 20-year lifetime with Capital Research, and for the more recent one-, five- and 10-year periods, the fund has beaten its competitive universe - 30 of the largest growth-and-income funds that comprise the Lipper Growth & Income Funds Index. In 1998, our 16.7% return compares quite well to the index's 13.6% gain.

The comparison is not as favorable against Standard & Poor's 500 Composite Index. Up 28.5% for the year, the index's run was fueled by the gains of a small number of large-company stocks. In 1998, the stocks of 15 large companies accounted for more than half of the index's total return. (The unmanaged index is calculated by weighting the returns of stocks by market capitalization, so the largest stocks have the greatest influence.) The median stock in the S&P 500 rose only 6.6%, more than 21 points behind the index. The lack of breadth in the market is further illustrated by the fact that the price of 209 of the 500 stocks in the index actually fell in 1998.

Despite the strong returns for the year, it was a period of unnerving volatility, providing a long overdue wake-up call to investors who had begun to believe that stocks only go up. By many measures the past year was the most volatile since 1987. The unmanaged Dow Jones Industrial Average had ten swings of at least 5%, two of them exceeding 15%. By the end of August, the Dow was nearly 20% off its high for the year. Stocks seemed headed for a bear market.

Throughout the period, economists and professional investors struggled to interpret the long-range effects of currency, debt and economic chaos in Asia, Russia and Latin America. Within this context came the near-collapse of a major U.S. hedge fund that was highly leveraged.

Investors sought safety in large growth stocks, willing to pay a premium for their security, while overlooking the dividend-paying and economically sensitive stocks that are most appropriate for a growth-and-income fund like ours. Never able to resist a bargain, we stocked up on some good values. That decision began to pay off in September when Federal Reserve Chairman Alan Greenspan stepped in with the first of a series of interest rate cuts. Financial meltdown averted, investors poured money back into the stock market. They even shrugged off military action in Iraq and presidential impeachment.



LARGEST EQUITY HOLDINGS

                        Percent
As Of                   Of Net         Percent
December 31, 1998       Assets         Change/1/
Time Warner             3.34%          +100.2%
Monsanto                2.77           +13.1
Texas Instruments       2.52           +90.1
Astra                   1.66           +20.4
Viacom                  1.47           +78.6
Warner-Lambert          1.44           +81.9
U S WEST                1.42           + 43.2
American International Group   1.35           +33.3
News Corp.              1.28           + 20.7
MediaOne/2,3/           1.26           + 14.2

/1/Reflects increase in market price for the year ended 12/31/98. (Excludes dividends.)

/2/Upon maturity converts to AirTouch Communications.

/3/Not held for entire period. Change reflects increase from 7/31/98-12/31/98.

By year-end, our largest holdings posted some of our best showings. Dominated by media/entertainment and pharmaceutical companies, our list of ten-largest holdings averaged a return of almost 50%. Time Warner (+100.2%) and Viacom (+78.6%) reflect the recent turnaround in the entertainment business, bringing the industry back in vogue among investors. Monsanto (+13.1%) and Warner-Lambert (+81.9%), like other companies with pharmaceutical lines of business, benefited from successful new products.

Swedish drug company Astra (+20.4%) agreed to be purchased by Zeneca (+22.1%) this year, joining a long list of holdings attractive not only to us but to other bidders and suitors. Other holdings that were involved in mergers included AT&T/Tele-Communications, Inc., NationsBank/BankAmerica,
Chrysler/Daimler-Benz and Travelers/Citicorp, to name just a few.

Our very best returns this year came from telecommunications companies such as Nokia (+244.1%) and MCI WorldCom (+137.2%), and technology firms like Lexmark (+164.5%), Micron Technology (+94.5%) and Oracle (+93.3%). A representative sample of our worst holdings reveals the common effect of the loss of demand in Asia and Russia: Boeing (-33.3%), Schlumberger (-42.7%), Deere & Co. (-43.2%) and Imperial Chemical (-46.2%).

We remain cautious short term, with lingering concerns about how the market may be impacted by Brazil, Japan, and potential excesses in Internet stocks. Long term, we will stay true to our fundamental approach to finding innovative investment ideas.

The 20 years since we began managing this fund have been an extraordinary time to be invested in the stock market. In 1978 we were a country floundering in high inflation and slow growth. Today the U.S. is the envy of the world with our low inflation, high employment and strong productivity.

We appreciate the support you've given us over the years and look forward to continuing our relationship.

Sincerely,

/s/James F. Rothenberg
James F. Rothenberg
Chairman of the Board

/s/James E. Drasdo
James E. Drasdo
President

February 16, 1999

FOLLOWING THE COURSE OF AN INVESTMENT IN FUNDAMENTAL INVESTORS

This chart illustrates how a $10,000 investment in the fund grew between August 1, 1978 - when Capital Research and Management Company became Fundamental Investors' investment adviser - and December 31, 1998, taking into account the maximum 5.75% sales charge. Sales charges are lower for accounts of $50,000 or more. The chart also shows how the S&P 500 Index (an unmanaged measure of the stocks of mostly large companies in U.S. markets) and the Lipper Growth & Income Funds Index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Here are the fund's total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1998, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:


                 Total               Average Annual
                 Return              Compound Return

10 years         +365.16%            +16.62%
Five years       +127.35%            +17.85%
One year         +10.01%             -

/1/ All results are calculated with dividends and capital gains reinvested.

/2/ Results reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/3/ Includes reinvested dividends of $28,401 and reinvested capital gain distributions of $86,744.

/4/ Tracks 30 of the largest U.S. growth-and-income funds.

/5/ Includes reinvested capital gain distributions of $50,185, but does not reflect income dividends of $17,997 taken in cash.

/6/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/7/ For the period August 1, 1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.

Past results are not predictive of future results.


HOW A $10,000 INVESTMENT HAS GROWN

$255,218/1/
S&P 500 Index
with dividends
reinvested

$213,421/1//2//3/
Fundamental
Investors
with dividends
reinvested

$187,884/1//4/
Lipper Growth
& Income
Funds Index
with dividends
reinvested

$112,292/2//5/
Fundamental
Investors
not including
dividends

$24,947/6/
Consumer
Price Index
(inflation)

$10,000/2/
original
investment

Year        CAPITAL                   TOTAL
Ended       VALUE        Value at     VALUE         Value at
December    Dividends    Year-End     Dividends     Year-End      Total
31          in Cash      /2/          Reinvested    /2/           Return
1978/7/     $216         $8,947       $217          $9,155        -8.4%

1979        405          9,892        421           10,556        15.3

1980        552          11,390       603           12,807        21.3

1981        579          10,688       665           12,654        -1.2

1982        634          13,522       769           16,957        34.0

1983        594          16,424       755           21,389        26.1

1984        555          16,759       734           22,620        5.8

1985        581          21,148       795           29,448        30.2

1986        636          25,151       894           35,941        22.0

1987        717          25,463       1,034         37,295        3.8

1988        895          28,561       1,328         43,246        16.0

1989        1,225        35,438       1,877         55,597        28.6

1990        1,059        32,180       1,678         52,130        -6.2

1991        903          40,940       1,477         67,947        30.3

1992        989          44,059       1,655         74,871        10.2

1993        1,083        50,884       1,857         88,466        18.2

1994        1,238        50,319       2,171         89,641        1.3

1995        1,161        66,210       2,082         120,306       34.2

1996        1,197        78,143       2,188         144,351       20.0

1997        1,351        97,513       2,511         182,855       26.7

1998        1,427        112,292      2,690         213,421       16.7


Average annual compound rate of return for 20-1/2 years 16.2%/2/

IDEAS MAKE THE DIFFERENCE

A 20-YEAR PERSPECTIVE

[illustrations:  3 illustrations depicting man in motion]

When fundamental investing is the soul of a company's investment management style, how can that organization turn down the opportunity to adopt a new family member named Fundamental Investors? It can't, and we didn't. Twenty years ago, the directors of a mutual fund company called The Anchor Corp. were unhappy with the investment management of their funds. Looking for a change, they asked Capital Research and Management Company to take over as investment adviser. The majority of the funds were merged into other American Funds, but Anchor's flagship - Fundamental Investors (which began operations in 1932) - joined our family as its 11th fund.

We set to work restructuring the fund to make it our own. The principles we applied to the process 20 years ago are the same ones we use today at The American Funds Group: find good companies with unrealized potential by understanding their fundamentals. Over time, that strategy has paid off. Since we began managing the fund, it has increased in value by 2,166%, or an average annual total return of 16.5%.

What is at the core of that success? Ideas. Investment ideas. On the face of it, investment management may look like merely a numbers business, but it's much more than that. It is a creative process that requires the innovation, ingenuity, patience, conviction and occasional loneliness inherent in new ideas. We start with an original idea and then carry our research far beyond the obvious.


MULTIPLE IDEAS

No one person can hope to come up with every good idea. That's why we have chosen to approach the investment challenge with a multiple portfolio counselor system and an extensive research network. This system creates an environment that produces multiple ideas from a wide range of perspectives.

It works like this: Fundamental Investors' assets are divided into four parts. Three of the sections are each managed individually by a portfolio counselor who looks at investment opportunities from an informed generalist's point of view. These portfolio counselors - Gordon Crawford, Jim Drasdo and Dina Perry - structure their sections based on their own solutions to meeting the objectives of the fund. The assets allotted to the fourth section - called the research portfolio - are invested by our research analysts who are specialists and invest in the specific industries they cover. The research portfolio gives the analysts a place to invest in their own ideas, to go beyond advising others when to buy and sell.

Though we combine the resources of generalists and specialists in one fund, we avoid "group think" by apportioning assets into distinct parts. We don't water down creativity by seeking committee consensus. Instead, each investment professional is allowed the intellectual freedom to generate and act on his or her own ideas.


TESTING IDEAS FUNDAMENTALLY

The goal is to discover investment opportunities before others do. It takes courage to be first (or at least early). At that stage, there is no consensus in the marketplace to provide the confidence that our ideas are correct. But we can't afford to wait until conventional wisdom validates our ideas. By then the company's potential may be recognized and the biggest opportunity for gains will be gone.

So to give ourselves confidence in our ideas, we test them in every way we can. We don't feel comfortable with an idea that is purely theoretical. We want to understand the fundamental underpinnings of a company before we make a decision. Reports and balance sheets must be studied, of course, but they are not enough to help us really know the company we're eyeing. So we go deeper. We research the company's product. We compare it with the competition. We go to the plant where the product is made. We focus on how the plant is organized, management style, productivity and morale of employees. We get to know the managers personally in order to understand their philosophy about the business, their industry, their challenges and their solutions.

We don't stop there. In order to feel comfortable with a company's financial strength and stability, we talk with its bankers and other creditors. We also talk with competitors - not just locally, but worldwide - so that we understand the context within which the company must succeed.


FINDING IDEAS

Not all of our ideas turn out as planned, of course. But if we work hard enough to keep searching for good ideas, we can be successful in meeting our goal of providing you with long-term growth and income.

To give you more insight into how strong ideas have made a difference for Fundamental Investors, we invite you to read the examples on the next several pages. We have taken a look at some of the fund's ideas over the years and will describe them to you in three categories:

* CONTRARIAN NOTIONS - ideas that went against the crowd
* HIDDEN TREASURES - ideas we found before others did
* "BIG IDEAS" - ideas that had a big impact on your investment over time.

Please join us.


GOING AGAINST THE CROWD

[Begin Sidebar]
"Be not astonished at new ideas . . . A thing does not . . . cease to be true because it is not accepted by many."- Spinoza
[End Sidebar]

[Begin Caption]
[illustration of man in motion]

Contrarian idea

In 1992, investing in Chrysler was a very lonely idea, but a visit to Detroit headquarters helped analyst Darcy Kopcho recognize a turnaround in progress.

Contrarian idea

When others saw little value in Time Warner, our knowledge of the people, products and business gave us the conviction to be patient until the company came back in favor.
[End Caption]


[Begin Sidebar]
YOU CAN'T BE EARLY IF YOU'RE FOLLOWING THE CROWD. BUT TO HAVE THE CONVICTION TO BE EARLY, YOU HAVE TO BACK UP YOUR IDEAS WITH SOLID RESEARCH.
[End Sidebar]


LONELY IDEAS

"The research portfolio is often called the home for lonely ideas," says Darcy Kopcho, auto analyst. In 1992, investing in Chrysler (now DaimlerChrysler) was a very lonely idea. Ten years after the government bailout, the words Chrysler and bankruptcy were still being used in the same sentence. The dividend had been cut in 1991. Several years of revenue declines and losses had pushed the stock price extremely low. Chrysler's bonds had been reduced to a BB rating. In spite of this seemingly terrible time to invest in Chrysler, Darcy recommended buying the stock.

"This doesn't happen very often," says Darcy, "but as an analyst, from time to time, you have a chance to see a company in transition and it really hits you in the face that you're watching it happen." Darcy's recommendation followed a three-day trip she made to Chrysler's headquarters. She had done her homework before she arrived and, while on her visit, witnessed a turnaround in progress.

It was a packed few days of test drives, tours of new plants with new work methods and extensive meetings with management, including time with the president, Bob Lutz. Out on the Chrysler proving ground, Darcy test-drove pilot cars for the Dodge Intrepid and Chrysler Concorde. "These were like no other Chrysler cars I had driven," said Darcy. "This team had put together a really good car."

A tour of the new Jeep Grand Cherokee plant showed promise for a bet on a new trend - the sport utility vehicle. Still under construction, Chrysler's facility in Detroit-suburb Auburn Hills was a glimpse into the future. The concept was to build under one roof a complete design, development and pilot production facility organized by platform teams. Cars sharing the same underbodies were developed by teams with that expertise. Overall, Darcy saw a deep bench in management positioning itself to recover. Few other analysts had gotten a peek into this world. She came home with a tremendous conviction to encourage her colleagues to invest.

Though many of her associates were skeptical, Fundamental Investors' current president, Jim Drasdo, saw the potential. He bought shares of the company for his segment of the fund and Darcy bought some for the research portfolio. The stock increased nearly nine-fold before Chrysler merged with Daimler-Benz last year. The merged company remains important to the fund, representing almost 1% of its assets as its 20th-largest holding.


CONVICTION COUNTS

Time Warner is the fund's largest holding, accounting for more than 3% of assets. It has been a difficult position to hold for much of the past five years. During that time, many investors were focused on the negative regulatory environment and huge competitive threats to Time Warner's cable television business. In addition, many thought the company had paid too much to acquire Turner Broadcasting. Wall Street, industry insiders and the business press could see little of value at Time Warner. We patiently retained our investment in the company, ultimately benefiting our fund's shareholders. In the past two years, Time Warner's stock price has more than tripled.

A long-term fundamental approach to research gave us the conviction to go against the crowd. "We understood the values of the company's entertainment properties," says Gordon Crawford, one of Fundamental Investors' portfolio counselors and a long-time media and entertainment analyst. "We know the entertainment business, the people at Time Warner and their products. Before the acquisition, we were the largest stockholder in Turner, so we knew those assets well and had a lot of confidence in them, in spite of all the critics. We were willing to be patient until Time Warner came back in favor."

It was worth the wait. "The Turner business has grown 40% in each of the past two years and now Time Warner's acquisition looks brilliant," says Gordon. "Cable regulation's impact has dissipated. The company is starting to roll out the three big products they've promised: telephony, high-speed cable modems and digital set-top boxes. Competitive threats have diminished to a point where profits in cable are growing at a rate of 16% even before the new products are out. In general, the entertainment business is back in vogue."

Ironically, after being out of favor so long in the investment community, Time Warner has now almost supplanted Disney as the one core holding to have in the entertainment group, says Gordon.

[Begin Sidebar]
"An idea is worth nothing if it has no champion."- Source Unknown
[End Sidebar]


HUNTING FOR HIDDEN TREASURE

[illustration depicting man searching for diamond]
[Begin Caption]
Hidden idea

Once he started digging, analyst Martin Romo realized that with a single investment, the fund actually got two companies - Monsanto and Searle - for the price of one.

Hidden idea

Have you ever stared at a photograph and focused on what's lurking in the fuzzy background? That's what led us to Texas Instruments' newfound success.
[End Caption]

[Begin Sidebar]
OUR APPROACH TO FUNDAMENTAL RESEARCH LEADS US TO MANY IDEAS WELL BEFORE OTHERS FIND THEM. SOMETIMES YOU FIND ANSWERS TO QUESTIONS YOU DIDN'T EVEN KNOW TO ASK. [End Sidebar]


DIGGING DEEPER

Analyst Martin Romo was covering Monsanto as if it were any other chemical company. "As I started digging deeper," says Martin, "I saw that in the last three years this company had transformed itself from a traditional chemical company to a pharmaceutical/

agricultural biotechnology company. I actually got two companies - Monsanto and Searle - for the price of one."

Searle was the immediate treasure. Monsanto bought the company in 1985 after Wall Street had written it off as a "has been" with a tired product line. Since then, a huge increase in research and development has paid off in a much improved product line-up. The greatest excitement comes from Searle's development of the Cox II Inhibitor molecule. This research led to the creation of Celebrex, a just-approved arthritis drug, which could be one of the largest selling drugs ever. The Cox II molecule also shows effectiveness in treating colon, pancreatic and skin cancers as well as Alzheimer's disease. This has the potential for creating a whole new class of drugs for Searle.

The other just-emerging treasure is Monsanto's agricultural biotechnology business. "Monsanto is the first chemical company to recognize the value of biotechnology," says Martin. Imagine fields of purple or green cotton, henhouses with low-fat chickens and corn crops yielding nonfat corn oil. Think about eliminating pesticides from our fields. That's what genetically enhanced seeds may provide us someday. Already, Monsanto is selling bioengineered seeds that are insect- and herbicide-resistant, and those that provide improved taste and higher nutrition. Monsanto describes itself as creating the equivalent of a computer operating system within the seed. This system can deliver a made-to-order "superseed with stacked genetic traits to fight off local insects, diseases or herbicides while increasing unsaturated fats in the plant's oils.

A bevy of new products in agricultural biotechnology and pharmaceuticals, and the leadership of CEO Bob Shapiro, show potential for dramatically improving profitability and earnings growth over the next three to five years, says Martin. Monsanto appears to be a discovery well worth the digging.


WHAT'S THAT LURKING IN THE BACKGROUND?

Have you ever stared at a photograph and looked not at what's in focus in the foreground but what's lurking in the fuzzy background? That's what is behind the investment idea that made Texas Instruments the third-largest holding in the fund.

"Everyone focused on Texas Instruments as a memory chip company," says Gordon Crawford. DRAMs (for Digital Random Access Memory), as the chips are known, store computer information. They were the core of Texas Instruments' main business, and it was a business in trouble. South Korean and Taiwanese competitors began dumping low-cost memory chips into the U.S. market - cutting prices by 60% in one year. Once Texas Instruments' largest semiconductor product, DRAM sales began to decline dramatically. Many investors bailed out. The image in the foreground of the picture was just too scary.

"We held on," says Jim Drasdo. "We were intrigued by their digital signal processing business, something in the background others weren't really focusing on." The solution came more quickly than even we had envisioned. In June, Texas Instruments agreed to sell its DRAM business to Micron Technology for cash and a stake in that company. Texas Instruments is already benefiting from Micron's substantial profits. While the last of the other DRAM optimists sold Texas Instruments when it sold out to Micron, we kept our eyes on the background - the digital signal processors (DSPs).

Introduced in 1997, DSPs can process 1.6 billion instructions per second, 40 times the processing power of a comparable chip found in a typical computer modem. DSPs represent a giant leap in power that makes cellular phone systems, modems, compact disk players, digital cameras and other audiovisual devices more efficient by allowing more information to be exchanged simultaneously.

While the DRAM drama was going on, Texas Instruments was building its DSP business. Today it is the leading maker of DSPs, with about a 45% market share. At a time when the worldwide semiconductor market is contracting, DSP demand is up 20%.

"We've owned Texas Instruments for years," says Dina Perry, another portfolio counselor for Fundamental Investors. "It is a resilient company that adjusts well to change. This move into the telecommunications chip business gives Texas Instruments entry to what is probably the hottest market in the semiconductor industry today."

By knowing the whole business, not just what is at the forefront, we can make discoveries that others perhaps couldn't or wouldn't.


[Begin Sidebar]
"No matter how good an idea sounds, test it first."- Henry Block
[End Sidebar]

IN SEARCH OF BIG IDEAS

[illustration of man in motion holding lantern]
[Begin Caption]
Big idea

A long-term approach to investing allows us to buy a company as controversial as Fannie Mae was in 1983. Our perseverance has paid off.
Big idea
People are often the key to understanding an organization. "With Bob Noyce's vision, Gordon Moore's practicality and Andy Grove's focus and diligence, Intel is a grand company," says analyst Jim Martin.
[End Caption]


[Begin Sidebar]
SOMETIMES WE HIT UPON AN INVESTMENT IDEA THAT MAKES AN ESPECIALLY BIG IMPACT ON THE FUND OVER TIME.
[End Sidebar]


THERE'S NO PLACE LIKE HOME

We first invested in Fannie Mae (the Federal National Mortgage Association) in 1983 when the government-sponsored enterprise charged with making mortgage credit available to average Americans found itself in the swirl of historically high interest rates, defaulting loans and an uncertain future.

A long-term approach to investing allows us to buy a company as controversial as Fannie Mae was at that time. It had a high debt-to-equity ratio and some even thought it would go bankrupt. Though short-term its prospects were poor, long-term it was a good investment idea if you believed in the continuing prosperity of the U.S. economy and the ongoing desire for Americans to own homes. Our perseverance has paid off.

Fannie Mae has become a leader in introducing new mortgage products and in taking advantage of its special government relationship. Today, it relies on lucrative profits from repackaging mortgages as securities and from managing its own portfolio of mortgages. In its mortgage-backed securities business, Fannie Mae charges a fee for its guarantee against default. This accounts for a third of the company's profits. The remaining two-thirds is derived from buying mortgages and retaining them for investment income. The company finances this portfolio by issuing bonds. Since Fannie Mae is able to borrow at very low rates (almost as low as government rates), it takes advantage of the margins achieved by this privilege and handily finances the purchase of its mortgage investments.

Pessimists have emerged frequently over the years, most recently in 1996 when talk turned once again to ending Fannie Mae's government-sponsored status. The press had built up tremendous concern among investors about the possible political risks. Unwilling to rely only on others' perceptions, Ross Sappenfield, our analyst covering Fannie Mae, attended the hearings held in Washington on this matter. In fact, the press accounts were inaccurate: there was little support for a change in government sponsorship. With that in mind, Ross turned back to the fundamentals behind the company, feeling confident of its underlying value.

Though we have sold some of our holdings in Fannie Mae in recent years, over the long run, our research, conviction and confidence in the company have paid off - with an average return of about 19%* annually for the past 15 years.

*Return reflects price changes from the date of original purchase through 12/31/98, and monthly changes in size of holdings due to purchases and sales. (Dividends are excluded.) Returns assume proceeds are reinvested at a 5% short-term rate.


MORE POWER TO YOU

Oftentimes, understanding the people behind an organization is the key to understanding the organization. With Intel, we had a special advantage. One of Capital's semiconductor analysts, Jim Martin, got his start in the technology business working side by side with some of the best minds at Intel. In the 1960s, Jim worked for Fairchild Camera and Instrument, the developers of the silicon transistor and integrated circuit. Fairchild's employees went on to form the braintrust of the best-known companies in Silicon Valley, including Intel. "Bob Noyce and Gordon Moore could invent anything," says Jim. "Today, with Noyce's vision, Moore's practicality and Andy Grove's focus and diligence, Intel is a grand company."

When we first bought Intel for Fundamental Investors in 1992, the company was holding on to market share for dear life. It had just slashed prices a steep 58% on its powerful microprocessor - the brain of a personal computer - in an attempt to reassert its market dominance. Intel certainly showed resilience and determination. After inventing the first memory chips and then being forced out of the business by Japanese low-priced competitors in the '80s, Intel planned to hold its ground in its microprocessor business.

Today, even with a 90% market share and very high margins, Intel cannot rest; it wants to grow the overall business. "When we met with [Intel President Andy] Grove recently, he talked about new uses for their products," says Jim. "For instance, he loves the idea of video teleconferencing from your PC. If Intel can get you to send pictures from your PC, you'll eat up Intel Pentium chip power and need to buy more."

In the six years since the fund has owned Intel, we've increased our holdings from 137,000 to 750,000 shares. Its share value has increased an average of about 24%* a year, helping to power the overall returns of your investment in Fundamental Investors.

As you can see, we use the tools of fundamental investing to find ideas that can make a difference. Whether it means going against the crowd or digging for treasure, we are always in search of the big idea.


[Begin Sidebar]
"Great ideas need landing gear as well as wings."- C.D. Jackson
[End Sidebar]

FUNDAMENTAL INVESTORS, INC.
INVESTMENT PORTFOLIO - December 31, 1998

                                                                                            Percent
                                                                                             Of Net            Percent
LARGEST EQUITY HOLDINGS                                                                      Assets         Change (1)

Time Warner                                                                                    3.34%          + 100.2%
Monsanto                                                                                        2.77             +13.1
Texas Instruments                                                                               2.52             +90.1
Astra                                                                                           1.66            + 20.4
Viacom                                                                                          1.47            + 76.6
Warner-Lambert                                                                                  1.44             +81.9
U S WEST                                                                                        1.42             +43.2
American International                                                                          1.35            + 33.3
News Corp.                                                                                      1.28            + 20.7
MediaOne (2)                                                                                    1.26         +14.2 (3)

(1) Reflects increase in market price for the year ended 12/31/98.
    (excludes dividends.)

(2) Upon maturity converts to AirTouch Communications.

(3) Not held for the entire period.
 Change reflects the increase from 7/31/98-12/31/98.


                                                                                            Percent
                                                                                             Of Net
Largest Industry Holdings                                                                    Assets

Broadcasting & Publishing                                                                     8.19%
Telecommunications                                                                              7.60
Health & Personal Care                                                                          6.78
Banking                                                                                         5.99
Chemicals                                                                                       5.80



                                                                                          Shares or             Market     Percent
EQUITY SECURITIES                                                                         Principal              Value      of Net
(Common and Preferred Stocks and                                                             Amount              (000)      Assets
 Convertible Debentures)
----------------------------------------------------                                     ----------         ----------  ----------
Broadcasting & Publishing- 4.88%
Time Warner Inc.                                                                           6,844,000           $424,756       3.34%
Viacom Inc., Class B (1)                                                                   1,355,000            100,270
Viacom Inc., Class A (1)                                                                   1,175,600             86,480        1.47
News Corp. Ltd. (ADR) (Australia)                                                          3,150,000             83,278
News Corp. Ltd., preferred (ADR) (Australia)                                               3,200,000             79,000        1.28
Dow Jones & Co., Inc.                                                                      1,500,000             72,187         .57
Comcast Corp., Class A, special stock                                                      1,110,784             65,189         .51
Fox Entertainment Group, Inc., Class A (1)                                                 2,000,000             50,375         .40
E.W. Scripps Co., Class A                                                                    700,000             34,825         .27
Tele-Communications, Inc., Series A, Liberty Media Group (1)                                 564,756             26,014         .20
Tele-Communications, Inc., Series A,  TCI Group (1)                                          300,000             16,594         .13
MediaOne Group Inc., Series D, 4.50% convertible preferred                                    27,000              2,565         .02
Telecommunications- 7.60%
U S WEST, Inc.                                                                             2,800,000            180,950        1.42
MediaOne Group, Inc., premium income exchangeable security,
 6.25% 2001                                                                                2,400,000            159,600        1.26
AT&T Corp.                                                                                 2,076,300            156,242        1.23
Sprint Corp.                                                                               1,414,300            118,978         .94
Frontier Corp.                                                                             3,100,000            105,400         .83
Telecomunicacoes Brasileiras SA (Brazil)                                                     800,000             58,150         .46
Bell Atlantic Corp.                                                                        1,000,000             56,813         .44
Tele-Communications, Inc., Series A, TCI Ventures Group (1)                                2,100,000             49,481         .39
Ameritech Corp.                                                                              700,000             44,363         .35
MCI WorldCom, Inc. (formerly WorldCom, Inc.) (1)                                             500,000             35,875         .28
Health & Personal Care- 6.78%
Astra AB  Class A (ADR) (Sweden)                                                          10,183,333            210,668        1.66
Warner-Lambert Co.                                                                         2,440,000            183,458        1.44
Zeneca Group PLC (United Kingdom)                                                          2,000,000             86,987         .69
Gillette Co.                                                                               1,800,000             86,962         .69
Pfizer Inc                                                                                   600,000             75,262         .59
Pharmacia & Upjohn, Inc.                                                                   1,200,000             67,950         .53
Amgen Inc. (1)                                                                               500,000             52,281         .41
American Home Products Corp.                                                                 725,000             40,827         .32
Johnson & Johnson                                                                            240,000             20,130         .16
Kimberly-Clark Corp.                                                                         350,000             19,075         .15
Eli Lilly and Co.                                                                            200,000             17,775         .14
Banking- 5.99%
Chase Manhattan Corp.                                                                      2,000,000            136,125        1.07
BankAmerica Corp.                                                                          1,900,000            114,237         .90
First Union Corp.                                                                          1,854,504            112,777         .89
Citigroup Inc.                                                                             2,000,000             99,000         .78
J.P. Morgan & Co. Inc.                                                                       700,000             73,544         .58
Washington Mutual Savings Bank                                                             1,600,000             61,100         .48
Marshall & Ilsley Corp.                                                                    1,026,500             59,986         .47
Wells Fargo & Co.                                                                          1,400,000             55,913         .44
KeyCorp                                                                                    1,200,000             38,400         .30
BANK ONE CORP.                                                                               209,000             10,672         .08
Chemicals- 5.80%
Monsanto Co.                                                                               7,403,200            351,652        2.77
Imperial Chemical Industries PLC (ADR) (United Kingdom)                                    3,500,000            122,281         .96
Air Products and Chemicals, Inc.                                                           1,900,000             76,000         .60
Bayer AG (Germany)                                                                         1,480,000             61,711         .48
Dow Chemical Co.                                                                             625,000             56,836         .45
International Flavors & Fragrances Inc.                                                      881,800             38,965         .30
Praxair, Inc.                                                                                394,700             13,913         .11
BOC Group PLC (United Kingdom)                                                               600,000              8,589         .07
Witco Corp.                                                                                  500,000              7,969         .06
Electronic Components- 5.40%
Texas Instruments Inc.                                                                     3,743,256            320,282        2.52
Corning Inc.                                                                               2,186,100             98,375         .77
Motorola, Inc.                                                                             1,502,300             91,734         .72
Intel Corp.                                                                                  750,000             88,922         .70
AMP Inc.                                                                                     697,800             36,329         .29
SCI Systems, Inc. (1)                                                                        600,000             34,650         .27
Micron Technology, Inc. (1)                                                                  200,000             10,113         .08
Western Digital Corp. 0% convertible
 subordinated debentures 2018 (2)                                                        $22,500,000              6,806         .05
Insurance- 4.99%
American International Group, Inc.                                                         1,770,000            171,026        1.35
Marsh & Mclennan Companies, Inc.                                                           1,950,000            113,953         .90
EXEL Ltd.                                                                                  1,059,200             79,440         .62
MGIC Investment Corp.                                                                      1,905,000             75,843         .60
Lincoln National Corp.                                                                       900,000             73,631         .58
Aetna Inc.                                                                                   550,000             43,244
Aetna Inc., Class C, 6.25% convertible preferred                                             300,000             22,819         .52
20th Century Industries                                                                    2,000,000             46,375         .36
PMI Group, Inc.                                                                              160,000              7,900         .06
Energy Sources & Equipment- 4.65%
Suncor Energy Inc. (Canada)                                                                3,890,000            116,725         .92
Murphy Oil Corp.                                                                           1,763,400             72,740         .57
Phillips Petroleum Co.                                                                     1,555,000             66,282         .52
Baker Hughes Inc. (formerly listed as Western Atlas Inc.)                                  3,441,530             60,872         .48
Atlantic Richfield Co.                                                                       700,000             45,675         .36
Unocal Capital Trust $3.125 convertible preferred                                            450,000             21,909
Unocal Corp.                                                                                 700,000             20,431         .33
Texaco Inc.                                                                                  800,000             42,300         .33
Royal Dutch Petroleum Co. (New York Registered)
 (Netherlands)                                                                               500,000             23,938
"Shell" Transport and Trading Co., PLC
 (New York Registered) (United Kingdom)                                                      450,000             16,734         .32
Shell Canada Ltd., Class A (Canada)                                                        2,649,900             40,189         .32
Sunoco, Inc.                                                                                 680,500             24,541         .19
Imperial Oil Ltd. (Canada)                                                                 1,161,900             18,663         .15
Schlumberger Ltd. (Netherlands Antilles)                                                     300,000             13,838         .11
Diamond Offshore Drilling, Inc. 3.75% convertible debentures 2007                         $6,500,000              5,948         .05
Business & Public Services- 3.65%
FDX Corp. (1)                                                                              1,300,000            115,700         .91
Cendant Corp. (1)                                                                          2,700,000             51,469
Cendant Corp. 7.50% PRIDES convertible preferred                                           1,242,100             41,455         .79
Cendant Corp. 3.00% convertible debentures 2002 (2)                                       $7,900,000              7,406
Electronic Data Systems Corp.                                                              2,000,000            100,500         .79
Avery Dennison Corp.                                                                       1,000,000             45,063         .35
Columbia/HCA Healthcare Corp.                                                              1,140,000             28,215         .22
First Data Corp.                                                                             700,000             22,181         .17
Galileo International, Inc.                                                                  400,000             17,400         .14
Waste Management, Inc. (formerly USA Waste Services, Inc.)
 4.00% convertible debentures 2002                                                       $11,000,000             13,090         .10
Budget Group, Inc. 6.25% TIDES convertible preferred 2005                                    300,000             11,550         .09
FIRST HEALTH Group Corp. (1)                                                                 672,500             11,138         .09
Data Processing & Reproduction- 3.36%
International Business Machines Corp.                                                        500,000             92,375         .73
Hewlett-Packard Co.                                                                        1,350,000             92,222         .73
Microsoft Corp. (1)                                                                          500,000             69,344         .54
Computer Associates International, Inc.                                                    1,100,000             46,887         .37
Oracle Corp. (1)                                                                             900,000             38,812         .31
Lexmark International Group, Inc., Class A  (1)                                              270,000             27,135         .21
Compaq Computer Corp.                                                                        500,000             20,969         .16
GTECH Holdings Corp. (1)                                                                     700,000             17,937         .14
Silicon Graphics, Inc. (1)                                                                   885,500             11,401         .09
Gateway 2000, Inc. (1)                                                                       200,000             10,238         .08
Merchandising- 3.34%
American Stores Co.                                                                        4,045,000            149,412        1.18
May Department Stores Co.                                                                  1,300,000             78,488         .62
Limited Inc.                                                                               2,225,000             64,803         .51
Dillard's Inc.                                                                             1,400,000             39,725         .31
J.C. Penney Co., Inc.                                                                        600,000             28,125         .22
Lowe's Companies, Inc.                                                                       480,000             24,570         .19
Koninklijke Ahold NV 3.00% convertible debentures 2003
 (Netherlands)                                                                           $18,900,000             11,907         .09
Cardinal Health, Inc., Class A                                                               154,650             11,734         .09
AutoZone, Inc. (1)                                                                           300,000              9,881         .08
Venator Group Inc. (1)                                                                       900,000              5,794         .05
Food & Household Products- 2.99%
Colgate-Palmolive Co.                                                                      1,000,000             92,875         .73
Dole Food Co., Inc.                                                                        2,700,000             81,000         .64
Kellogg Co.                                                                                1,700,000             58,013         .45
Unilever NV (New York Registered) (Netherlands)                                              600,000             49,763         .39
Archer Daniels Midland Co.                                                                 2,425,500             41,688         .33
Nabisco, Inc., Class A                                                                     1,000,000             41,500         .33
General Mills, Inc.                                                                          202,100             15,713         .12
Utilities: Electric & Gas- 2.62%
Baltimore Gas and Electric Co.                                                             2,000,000             61,750         .49
Western Resources, Inc.                                                                    1,599,900             53,197         .42
KeySpan Energy Corp. (formerly MarketSpan Corp.)                                           1,584,000             49,104         .39
DTE Energy Co.                                                                             1,050,000             45,019         .35
Williams Companies, Inc.                                                                   1,000,000             31,187         .25
Southern Co.                                                                                 982,400             28,551         .22
Florida Progress Corp.                                                                       500,000             22,406         .18
Eastern Utilities Associates                                                                 640,000             18,080         .14
Duke Energy Corp.                                                                            205,200             13,145         .10
Texas Utilities Co. 6.20% 2002                                                               120,800              5,640         .04
Entergy Corp.                                                                                150,000              4,669         .04
Automobiles- 2.56%
DaimlerChrysler AG (New York Registered)
 (formerly Chrysler Corp.) (Germany) (1)                                                   1,247,000            119,790         .94
General Motors Corp.                                                                       1,350,000             96,609         .76
Nissan Motor Co., Ltd. (Japan)                                                            23,000,000             70,034         .55
Honda Motor Co., Ltd. (Japan)                                                              1,200,000             39,180         .31
Forest Products & Paper- 2.28%
Union Camp Corp.                                                                           1,100,000             74,250         .59
Weyerhaeuser Co.                                                                           1,450,000             73,678         .58
International Paper Co.                                                                    1,100,000             49,294         .39
Georgia-Pacific Corp.                                                                        400,000             23,425
Georgia-Pacific Corp., Timber Group                                                          400,000              9,525         .26
Fort James Corp.                                                                             600,000             24,000         .19
Chesapeake Corp.                                                                             559,100             20,617         .16
Bowater Inc.                                                                                 350,000             14,525         .11
Transportation: Airlines- 2.08%
Delta Air Lines, Inc.                                                                      2,806,600            145,943        1.15
AMR Corp. (1)                                                                              2,000,000            118,750         .93
Financial Services- 1.98%
Freddie Mac                                                                                1,200,000             77,325         .61
Household International, Inc.                                                              1,700,000             67,363         .53
Capital One Financial Corp.                                                                  495,000             56,925         .45
Fannie Mae                                                                                   600,000             44,400         .35
Bell Atlantic Financial Services, Inc., Senior Exchangeable
 Notes, 4.25% 2005 (2)                                                                    $5,000,000              5,125         .04
Leisure & Tourism- 1.81%
Mc Donald's Corp.                                                                          1,900,000            145,588        1.15
Walt Disney Co.                                                                            2,800,000             84,000         .66
Multi-Industry- 1.63%
AlliedSignal Inc.                                                                          2,200,000             97,488         .77
Textron Inc.                                                                               1,073,200             81,496         .64
Canadian Pacific Ltd. (Canada)                                                             1,500,000             28,312         .22
Machinery & Engineering- 1.62%
Caterpillar Inc.                                                                           2,000,000             92,000         .72
Deere & Co.                                                                                2,200,000             72,875         .57
Parker Hannifin Corp.                                                                      1,275,000             41,756         .33
Aerospace & Military Technology- 1.60%
Raytheon Co., Class B                                                                        662,500             35,278
Raytheon Co., Class A                                                                        670,232             34,643         .55
Boeing Co.                                                                                 1,741,340             56,811         .45
Northrop Grumman Corp.                                                                       700,000             51,187         .40
Sundstrand Corp.                                                                             500,000             25,937         .20
Recreation & Other Consumer Products- 1.40%
EMI Group PLC (United Kingdom)                                                            12,863,600             85,779         .67
Eastman Kodak Co.                                                                            900,000             64,800         .51
Nintendo Co., Ltd. (Japan)                                                                   160,000             15,418         .12
Hasbro, Inc.                                                                                 350,000             12,644         .10
Beverages & Tobacco- 1.28%
Seagram Co. Ltd. (Canada)                                                                  3,400,000            129,200        1.02
PepsiCo, Inc.                                                                                800,000             32,750         .26
Electrical & Electronics- 1.25%
Siemens AG (Germany)                                                                       1,200,000             77,338         .61
Telefonaktiebolaget LM Ericsson, Class B (ADR) (Sweden)                                    1,600,000             38,300         .30
Northern Telecom Ltd.(Canada)                                                                613,440             30,749         .24
Nokia Corp., Class A (ADR) (Finland)                                                         100,000             12,044         .10
Industrial Components- 1.19%
Federal-Mogul Corp.                                                                        1,450,000             86,275         .68
Dana Corp.                                                                                 1,100,000             44,962         .35
Genuine Parts Co.                                                                            525,000             17,555         .14
Rockwell International Corp.                                                                  48,100              2,336         .02
Electronic Instruments- 0.94%
Perkin-Elmer Corp.                                                                         1,228,800            119,885         .94
Metals: Nonferrous- 0.91%
Alcoa Inc. (formerly Aluminum Co. of America)                                                900,000             67,106         .53
Phelps Dodge Corp.                                                                           800,000             40,700         .32
Cyprus Amax Minerals Co., Series A,
 convertible preferred                                                                       230,000              7,878         .06
Textiles & Apparel - 0.71%
NIKE, Inc. Class B                                                                         2,000,000             81,125         .64
Nine West Group Inc. (1)                                                                     300,000              4,669         .04
Fruit of the Loom, Inc. (1)                                                                  280,000              3,867         .03
Metals: Steel- 0.46%
Allegheny Teledyne Inc.                                                                    2,850,000             58,247         .46
Real Estate - 0.35%
Meditrust Corp.                                                                            1,375,000             20,625         .16
AMB Property Corp.                                                                           720,000             15,840         .12
CCA Prison Realty Trust                                                                      400,000              8,200         .07
Wholesale & International Trade- 0.35%
Tech Data Corp.(1)                                                                         1,100,000             44,275         .35
Appliances & Household Durables- 0.11%
Newell Co. 5.25%  convertible preferred 2027                                                 254,000             13,399         .11
Transportation: Rail & Road- 0.09%
Union Pacific Corp. 6.25% convertible preferred 2028 (2)                                     260,000             11,895         .09
Miscellaneous Materials & Commodities- 0.04%
Owens-Illinois, Inc. 4.75% convertible preferred 2049                                        120,000              5,100         .04
Miscellaneous- 3.33%
Other equity securities in initial period
 of acquisition                                                                                                 423,323        3.33
                                                                                                           ----------- -----------
TOTAL EQUITY SECURITIES (cost: $9,096,868,000)                                                               11,865,296       93.33
                                                                                                           ----------- -----------



                                                                                         PRINCIPAL
                                                                                             AMOUNT
Bonds & Notes                                                                                 (OOO)
--------------------------------------------------------                                 ----------         ---------- -----------
Industrials - 1.21%
Adelphia Communications Corp.
   10.50% 2004                                                                               $25,000            $27,375
   9.875% 2007                                                                               10,000              11,062         .38
   Series B, 9.25% 2002                                                                      10,000              10,550
Ziff-Davis Inc. 8.50% 2008                                                                   35,000              34,125         .27
Falcon Holding Group, LP 8.375% 2010                                                         20,000              20,100         .16
Fox Family Worldwide, Inc. 9.25% 2007                                                        17,500              17,325         .14
Cablevision Systems Corp. 9.875% 2013                                                        14,000              15,610         .12
Fox/Liberty Networks, LLC 8.875% 2007                                                        10,000              10,200         .08
Time Warner Inc. 10.15% 2012                                                                  6,000               8,061         .06
Federal Agency Obligations- 0.28%
Federal Farm Credit Bank 5.32% 1999                                                          35,000              35,000         .28
Transportation- 0.12%
Delta Air Lines, Inc., Series 1993-A2, 10.50% 2016 (3)                                       11,500              14,536         .12
                                                                                                            ----------  ----------
TOTAL BONDS & NOTES (cost: $193,575,000)                                                                        203,944        1.61
                                                                                                            ----------  ----------
Short-Term Securities
----------------------------------------------------
CORPORATE SHORT-TERM NOTES- 4.18%
Ford Motor Credit Co. 5.14%-5.18% due 1/8-2/1/1999                                           $65,800            $65,575        .52%
Lucent Technologies Inc. 5.05%-5.22% due 1/11-2/5/1999                                        54,900             54,698         .43
General Motors Acceptance Corp. 5.10% due 1/6/1999                                            50,000             49,957         .39
IBM Credit Corp. 5.05% due 1/7/1999                                                           50,000             49,950         .39
Johnson & Johnson 5.05% due 2/3/1999 (2)                                                      46,700             46,474         .37
Eastman Kodak Co. 5.07%-5.11% due 1/20-2/9/1999                                               45,400             45,179         .35
Procter & Gamble Co. 4.90%-5.25% due 1/15-1/25/1999                                           38,000             37,868         .30
E.I. du Pont de Nemours and Co. 4.98%-5.20% due 1/13-2/5/1999                                 37,000             36,910         .29
BellSouth Telecommunications, Inc. 5.02%-5.15% due 1/26-2/5/1999                              35,950             35,802         .28
Motorola, Inc. 5.03%-5.08% due 1/28-3/23/1999                                                 34,520             34,278         .27
Associates First Capital Corp. 5.125%-5.34% due 1/4-1/6/1999                                  32,400             32,372         .25
National Rural Utilities Cooperative Finance Corp.
 5.00% due 1/12/1999                                                                          30,000             29,949         .24
Commerical Credit Co. 5.15%-5.22% due 1/14-2/5/1999                                           24,400             24,320         .19
Walt Disney Co. 4.96% due 1/14/1999                                                           20,000             19,960         .16
American General Finance Corp. 5.05% due 1/5/1999                                             13,000             12,991         .10
Monsanto Co. 5.08% due 2/4/1999 (2)                                                           10,400             10,348         .08
Monsanto Co. 5.10% due 2/5/1999                                                               10,000              9,949         .08
Federal Short-Term Obligations-0.21%
Freddie Mac 5.00% due 3/29/1999                                                               27,500             27,173         .21
                                                                                                            ----------  ----------
TOTAL SHORT-TERM SECURITIES (cost: $623,755,000)                                                                623,753        4.90
                                                                                                            ----------  ----------
TOTAL INVESTMENT SECURITIES (cost: $9,914,198,000)                                                           12,692,993       99.84
Excess of cash and receivables over payables                                                                     19,918         .16
                                                                                                            ----------  ----------
NET ASSETS                                                                                                  $12,712,911     100.00%
                                                                                                            ==========    ========


(1) Non-income-producing securities.

(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

(3) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

ADR = American Deposit Receipts

See Notes to Financial Statements


EQUITY SECURITIES ADDED
 SINCE JUNE 30, 1998

American Homes Products
AutoZone
BankAmerica
Bayer AG
Canadian Pacific
Citigroup
Colgate-Palmolive
Compaq Computer
Dillard's
Dole Food
EXEL
Federal-Mogul
Fox Entertainment Group
Gateway 2000
General Mills
Gillette
GTECH Holdings
Hasbro
Honda Motor
International Flavors & Fragrances
Kellogg
Kimberly-Clark
Koninklijke Ahold
MGIC Investments
Nabisco
Northern Telecom
Owens-Illinois
Sunoco
Telecomunicacoes Brasileiras
Telefonaktiebolaget LM Ericsson
Washington Mutual Savings Bank


EQUITY SECURITIES ELIMINATED
 SINCE JUNE 30, 1998

Bay Networks
Boston Scientific
Bristish Telecommunications
Bristol-Myers Squibb
Cummings Engine
Data General
Deltic Timber
Deluxe
Dura Pharmaceuticals
Ecolab
Elf Aquitaine
Enron
Ford Motor
General Re
Goodyear Tire & Rubber
Halliburton
Hilton Hotels
IKON Office Solutions
Loews
Mellon Bank
Mercantile Stores
Merck & Co.
Mobil
Nordstrom
Norwest
Philips Electronics
PNC Bank
Potash
Reuters Group
Shared Medical Systems
Shohkoh Fund
Tektronix
Toronto-Dominion Bank
TOTAL
UNOVA
Waste Management Technologies


Fundamental Investors, Inc.
Financial Statements
Statement of Assets and Liabilities             (dollars in      thousands)
at December 31, 1998

----------------------------------------       ------------    ------------
Assets:
Investment securities at market
 (cost: $9,914,198)                                             $12,692,993
Cash                                                                    661
Receivables for-
 Sales of investments                              $ 28,044
 Sales of fund's shares                              20,382
 Dividends and interest                              15,856          64,282
                                               ------------    ------------
                                                                 12,757,936
Liabilities:
Payables for-
 Purchases of investments                            19,629
 Repurchases of fund's shares                        19,228
 Management services                                  2,977
 Other expenses                                       3,191          45,025
                                               ------------    ------------
Net Assets at December 31, 1998-
 Equivalent to $28.92 per share on
 439,574,020 shares of $1 par value
 capital stock outstanding (authorized
 capital stock-500,000,000 shares)                              $12,712,911
                                                               ============
Statement of Operations
for the year ended December 31, 1998            (dollars in      thousands)
                                               ------------    ------------
Investment Income:
Income:
 Dividends                                        $ 181,436
 Interest                                            64,244       $ 245,680
                                               ------------
Expenses:
 Management services fee                             33,742
 Distribution expenses                               26,855
 Transfer agent fee                                   8,550
 Reports to shareholders                                273
 Registration statement and prospectus                1,219
 Postage, stationery and supplies                     2,367
 Directors' fees                                        164
 Auditing and legal fees                                 55
 Custodian fee                                          444
 Taxes other than federal income tax                      1
 Other expenses                                          94          73,764
                                               ------------    ------------
Net investment income                                               171,916
                                                               ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                 1,319,973
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                2,486,223
 End of year                                      2,778,798
  Net gain and unrealized appreciation         ------------
   on investments                                                   292,575
 Net realized gain and unrealized                              ------------
  appreciation on investments                                     1,612,548
Net Increase in Net Assets Resulting                           ------------
 from Operations                                                 $1,784,464
                                                               ============

Statement of Changes in Net Assets              (dollars in      thousands)
----------------------------------------      -------------   -------------

                                                 Year Ended     December 31
                                                       1998            1997
Operations:                                   -------------   -------------
Net investment income                           $   171,916    $    138,079
Net realized gain on investments                  1,319,973         994,082
Net unrealized appreciation
 on investments                                     292,575         905,436
                                              -------------   -------------
 Net increase in net assets
  resulting from operations                       1,784,464       2,037,597
                                              -------------   -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income               (159,781)       (135,717)
Distributions from net realized
 gain on investments                             (1,046,680)     (1,056,767)
                                              -------------   -------------
 Total dividends and distributions               (1,206,461)     (1,192,484)
                                              -------------   -------------
Capital Share Transactions:
Proceeds from shares sold:
 74,101,353 and 85,048,442
 shares, respectively                             2,164,869       2,340,020
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 39,927,149 and 41,671,055 shares,
 respectively                                     1,142,562       1,123,929
Cost of shares repurchased:
 56,364,713 and 36,786,737
 shares, respectively                            (1,637,083)     (1,009,875)
 Net increase in net assets resulting         -------------   -------------
  from capital share transactions                 1,670,348       2,454,074
                                              -------------   -------------
Total Increase in Net Assets                      2,248,351       3,299,187

Net Assets:
Beginning of year                                10,464,560       7,165,373

End of year (including undistributed          -------------   -------------
 net investment income:  $21,310 and
 $17,230, respectively)                         $12,712,911     $10,464,560
                                              =============    ============



See Notes to Financial Statements

FUNDAMENTAL INVESTORS, INC.
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

 ORGANIZATION - Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION - It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,778,795,000, of which $3,217,323,000 related to appreciated securities and $438,528,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1998. Net gains related to non-U.S. currency transactions of $24,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $9,914,198,000 at December 31, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $33,742,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $800 million of average net assets; 0.336% of such assets in excess of $800 million but not exceeding $1.8 billion; 0.30% of such assets in excess of $1.8 billion but not exceeding $3.0 billion; and 0.276% of such assets in excess of $3.0 billion. The Board of Directors has approved a new Investment Advisory and Service Agreement, effective September 1, 1998, under which the Investment Adviser receives the lower of the current Agreement or the new Agreement which provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of the fund's average net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.27% of such assets in excess of $5 billion but not exceeding $8 billion, 0.258% of such assets in excess of $8 billion but not exceeding $13 billion; and 0.252% of such assets exceeding $13 billion. The latter fee provides for lower fees when net assets exceed $8 billion. Beginning June 1, 1998, CRMC has voluntarily agreed to waive its management fees in excess of those provided by the amended agreement. As a result, the amount waived was $185,000.

 DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for selling and servicing efforts. During the year ended December 31, 1998, distribution expenses under the Plan were $26,855,000. As of December 31, 1998, accrued and unpaid distribution expenses were $2,627,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $7,753,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEES - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,550,000.

 DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1998, aggregate amounts deferred and earnings thereon were $537,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

  The fund made purchases and sales of investment securities, excluding short-term securities, of $6,541,162,000 and $5,776,781,000, respectively, during the year ended December 31, 1998.

  As of December 31, 1998, accumulated undistributed net realized gain on investments was $259,314,000 and additional paid-in capital was $9,213,915,000. The fund reclassified $55,000 from undistributed net realized gain to undistributed net investment income, and $8,110,000 and $56,867,000 from undistributed net investment income and undistributed net realized gain, respectively, to additional paid-in capital for the year ended December 31, 1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $444,000 includes $52,000 that was paid by these credits rather than in cash.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1998, such non-U.S. taxes were $4,497,000. Net realized currency gains on dividends, interest, and withholding taxes reclaimable, on a book basis, were $55,000 for the year ended December 31, 1998.

Per-Share Data and Ratios
                                                   Year ended  December 31
                                                        1998           1997       1996        1995      1994     1993

Net Asset Value, Beginning of Year                     $27.40       $24.54     $22.29      $17.50    $18.15    $17.52
                                                 ------------ ------------ ----------  ---------- --------- ---------
 Income From Investment Operations:
  Net investment income                                  $.42         $.41       $.41        $.41      $.42      $.44
  Net gains (losses) on securities (both
   realized and unrealized)                             $4.09        $6.00      $4.00       $5.46     ($.18)    $2.65
                                                 ------------ ------------ ----------  ---------- --------- ---------
   Total income from operations                          4.51         6.41       4.41        5.87       .24      3.09
                                                  -----------  -----------  --------- ----------- --------- ---------
 Less Distributions:
  Dividends (from net investment income)                 (.40)        (.42)      (.40)       (.40)     (.44)     (.43)
  Distributions (from capital gains)                    (2.59)       (3.13)     (1.76)       (.68)     (.45)    (2.03)
                                                  -----------  -----------  --------- ----------- --------- ---------
   Total distributions                                  (2.99)       (3.55)     (2.16)      (1.08)     (.89)    (2.46)
                                                  -----------  -----------  ---------  ---------- --------- ---------
Net Asset Value, End of Year                           $28.92       $27.40     $24.54      $22.29    $17.50    $18.15
                                                   ==========   ==========   ========    ========   =======   =======

Total Return (1)                                        16.72%       26.67%     19.99%      34.21%     1.33%    18.16%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                $12,713      $10,465     $7,165      $4,754    $2,611    $1,979
 Ratio of expenses to average net assets                 0.63%        0.63%      0.66%       0.70%     0.68%     0.65%
 Ratio of net income to average net assets               1.47%        1.54%      1.78%       2.08%     2.45%     2.43%
 Portfolio turnover rate                                52.57%       45.09%     39.07%      25.47%    23.02%    29.22%




(1)  Excludes maximum sales charge of 5.75%.

Independent Auditors' Report
To the Board of Directors and Shareholders of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors, Inc.("the Fund"), including the investment portfolio, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Fundamental Investors,Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California

January 29, 1999

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                            Dividends and Distributions
                                            per Share

To                   Payment Date           From Net        From Net Realized
Shareholders                                Investment      Long-term Gains
of Record                                   Income

February 13, 1998    February 17, 1998      $0.10           $0.11

May 22, 1998         May 26, 1998           0.10            -

August 14, 1998      August 17, 1998        0.10            -

December 23, 1998    December 24, 1998      0.10            2.48


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 90% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 5% of the dividends paid by the fund from net investment income were derived from interest on direct Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


DIRECTORS AND OTHER OFFICERS

DIRECTORS

GUILFORD C. BABCOCK
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

JAMES E. DRASDO
Los Angeles, California
Principal Executive Officer
and President of the fund
Senior Vice President and Director,
Capital Research and Management Company

ROBERT A. FOX
Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ROBERTA L. HAZARD
McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (retired)

LEONADE D. JONES
Burlingame, California
Former Treasurer,
The Washington Post Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

GAIL L. NEALE
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the
Salzburg Seminar; former Director of
Development and of the Capital Campaign, Hampshire College

JAMES W. RATZLAFF
San Francisco, California
Senior Partner,
The Capital Group Partners L.P.

HENRY E. RIGGS
Claremont, California
President, Keck Graduate Institute
of Applied Life Sciences

JAMES F. ROTHENBERG
Los Angeles, California
Chairman of the Board of the fund
President and Director,
Capital Research and Management Company

PATRICIA K. WOOLF
Princeton, New Jersey
Private investor; lecturer,
Department of Molecular Biology,
Princeton University; corporate director

CHARLES H. BLACK, a Director of the fund since 1978, retired as a Director on December 31, 1998. The Directors wish to thank him for his many contributions to the fund.

OTHER OFFICERS

GORDON CRAWFORD
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

DINA N. PERRY
Washington, D.C.
Senior Vice President of the fund
Senior Vice President, Capital Research and
Management Company

MICHAEL T. KERR
Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

C. ROSS SAPPENFIELD
New York, New York
Vice President of the fund
Vice President, Capital Research Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

SHERYL F. JOHNSON
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

[The American Funds Group(r)]

OFFICES OF THE FUND
One Market, Steuart Tower
Suite 1800
San Francisco, California 94105-1409

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Litho in USA KBD/AL/3918
Lit. No. FI-011-0399